Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes

As of June 30, 2018, the Company had approximately $35.7 million of the U.S domestic cumulative tax loss carryforwards and approximately $31.3 million of the foreign cumulative tax loss carryforwards, which may be available to reduce future income tax liabilities in certain jurisdictions. No U.S. tax loss would be expired based on new Tax Law. These PRC tax loss carryforwards will expire beginning year 2019 to year 2023.

The income tax expense for the six months ended June 30, 2018 is nil because of net operating loss and deferred tax assets related to the net operating loss carryovers utilized had been offset by a valuations allowance. Company had established a 100% valuation allowance against its net deferred tax assets due to its history of pre-tax losses and the likelihood that the deferred tax assets will not be realized. The valuation allowance was increased approximately $2.8 million during the six months ended June 30, 2018.

As of June 30, 2018, there are no unrecorded tax benefits which would impact our financial position or our results of operations.

17. Income Taxes

(a) Corporate Income Tax (“CIT”)

Seven Stars Cloud Group, Inc. and M.Y. Products LLC, incorporated in Nevada and Indiana respectively, are subject to U.S. federal and state income tax.

CB Cayman was incorporated in Cayman Islands as an exempted company and is not subject to income tax under the current laws of Cayman Islands.

Most of the Company’s income is generated in Hong Kong in 2017. YOD Hong Kong, WAG Hong Kong and Amer were incorporated in HK. The statutory income tax rate in HK is 16.5%.

Seven Stars Energy is incorporated in Singapore in late 2017 which is conducting crude oil trading business. The statutory income tax rate in Singapore is 17%.

YOD WFOE, Sinotop Beijing, and Sevenstarflix are PRC entities. The income tax provision of these entities is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in the PRC.

In accordance with the Corporate Income Tax Law of the PRC (“CIT Law”), effective beginning on January 1, 2008, enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, and among other items, overall management and control over the production and business, personnel, accounting, and properties of an enterprise. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax under the CIT Law. Since our non-PRC entities have accumulated loss, the application of this tax rule will not result in any PRC tax liability, if our non-PRC incorporated entities are deemed PRC tax residents.

The CIT Law imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Under the PRC-HK tax treaty, the withholding tax on dividends is 5% provided that a HK holding company qualifies as a HK tax resident as defined in the tax treaty. No provision was made for the withholding income tax liability as the Company’s foreign subsidiaries were in accumulated loss.

Loss before tax and the provision for income tax benefit consists of the following components:

	2017	2016
Loss before tax
United States	$(8,461,323)	$(15,069,992)
PRC/Hong Kong/Singapore	(1,731,546)	(12,966,714)
	(10,192,869)	(28,036,706)
Deferred tax benefit of net operating loss
United States	$-	$-
PRC/Hong Kong/Singapore	-	(330,124)
	-	(330,124)
Deferred tax benefit other than benefit of net operating loss
United States	-	-
PRC/Hong Kong	-	-

Total income tax benefit	$-	$(330,124)

A reconciliation of the expected income tax derived by the application of the 34.0% U.S. corporate income tax rate to the Company’s loss before income tax benefit is as follows:

	2017	2016
U. S. statutory income tax rate	34.0%	34.0%
Non-deductible expenses:
Earn out shares award expense	0.0%	-16.6%
Waiver of intercompany loan related to ZHV disposal	14.7%	0.0%
Others	-2.9%	-3.3%
Non-deductible interest expenses	-0.4%	-0.3%
Non-taxable change in fair value warrant liabilities	-0.4%	0.4%
Increase in valuation allowance	-21.6%	-8.2%
Tax rate differential	-23.4%	-3.3%
Others	0.0%	-1.5%
Effective income tax rate	0.0%	1.2%

Deferred income taxes are recognized for future tax consequences attributable to temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and income tax purposes using enacted rates expected to be in effect when such amounts are realized or settled. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2017 and 2016 are as follows:

	2017	2016
U.S. NOL	$6,152,242	$12,501,988
Foreign NOL	5,365,437	5,765,422
Accrued payroll and expense	132,812	226,950
Nonqualified options	760,213	576,975
Provision for doubtful accounts	-	412,102
Impairment of licensed content	-	124,810
Others	$30,040	$31,120

Total deferred tax assets	12,440,744	19,639,367
Less: valuation allowance	(12,440,744)	(19,639,367)

As of December 31, 2017, the Company had approximately $29.3 million U.S domestic cumulative tax loss carryforwards and approximately $25.5 million foreign cumulative tax loss carryforwards, which may be available to reduce future income tax liabilities in certain jurisdictions. No U.S. tax loss would be expired based on new Tax Law. These PRC tax loss carryforwards will expire beginning year 2018 to year 2022. Utilization of net operating losses may be subject to an annual limitation due to ownership change limitations provided in the Internal Revenue Code and similar state and foreign provisions. This annual limitation may result in the expiration of net operating losses before utilization.

Realization of the Company’s net deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefit from the reversal of temporary differences and net operating loss carryforwards. The valuation allowance decreased approximately $7.2 million and increased $2.9 million during the years ended December 31, 2017 and 2016, respectively. The decrease of 2017 was primarily related to the reduce of U.S. effective tax rate from 34% to 21% since 2018.

(b) Uncertain Tax Positions

Accounting guidance for recognizing and measuring uncertain tax positions prescribes a threshold condition that a tax position must meet for any of the benefit of uncertain tax position to be recognized in the financial statements. There was no identified unrecognized tax benefit as of December 31, 2016 and 2017.

As of December 31, 2017 and 2016, the Company did not accrue any material interest and penalties.

The Company’s United States income tax returns are subject to examination by the Internal Revenue Service for at least 2010 and later years. Due to the uncertainty regarding the filing of tax returns for years before 2007, it is possible that the Company is subject to examination by the IRS for earlier years. All of the PRC tax returns for the PRC operating companies are subject to examination by the PRC tax authorities for all periods from the companies’ inceptions in 2007 through 2017 as applicable.

(c) U.S. Tax Reform

On December 22, 2017 the U.S. enacted the “Tax Cuts and Jobs Act” (“U.S. Tax Reform”) which made significant changes to corporate income tax law. One significant change was to decrease the general corporate income tax rate from 34% to 21%. This change in the rate reduced the Company’s deferred tax assets at December 31, 2017 by approximately $4.4 million. This reduction had no effect on the Company’s income tax expense as the reduction in deferred tax assets was offset by an equivalent reduction in the valuation allowance.

Another significant change resulting from the TCJA is that any future remittances to the parent company from business income earned by its subsidiaries outside of the U.S. will no longer to taxable to the Company under U.S. tax law. The Company would be liable for payment of income tax, or reduction of the net operating loss carryover, at a reduced rate for any accumulated earnings and profits of its non-U.S. subsidiaries at December 31, 2017. Any such tax would be payable over eight years. The Company’s provisional estimate is that there are no such accumulated earnings and profits at December 31, 2017 and consequently no tax would be payable. The Company continues to gather information relating to this estimate and expects to confirm this estimate during 2018.